Advertising Expenses	12 Months Ended
Dec. 31, 2018
Advertising Expenses [Abstract]
Advertising Expenses

21. ADVERTISING EXPENSES

Included in sales and marketing expense, advertising expenses generally represent the expenses of promotions to create or stimulate a positive image of the Group or a desire to subscribe for the Group’s products and services. Advertising expenses are expensed as incurred. Advertising expenses recognized in the consolidated statements of comprehensive income were $18.7 million, $18.1 million and $16.7 million, respectively, for the years ended December 31, 2016, 2017 and 2018. Advertising expenses charged from Sohu were $1.0 million, $0.8 million and $nil, respectively, for the years ended December 31, 2016, 2017 and 2018.